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                                                                                                                   Exhibit 99(i)

                                                     MERRILL LYNCH & CO., INC.
                                              PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                FOR THE THREE MONTHS ENDED                        PERCENT OF
                                          ----------------------------------------------------------------          DOLLAR
(IN THOUSANDS,                                              PERCENT                            PERCENT              CHANGE
 EXCEPT PER SHARE AMOUNTS)                   DEC. 30,         OF             DEC. 31,            OF                INCREASE
                                               1994        REVENUES (A)        1993           REVENUES (A)        (DECREASE)
                                          ------------     --------        -----------        --------            ----------
                                            (13 WEEKS)                      (14 WEEKS)
REVENUES:
  COMMISSIONS                             $    638,213         14 %       $    805,675             18 %               (21)%
  INTEREST AND DIVIDENDS                     2,621,574         58            2,042,969             45                  28
  PRINCIPAL TRANSACTIONS                       453,689         10              675,047             15                 (33)
  INVESTMENT BANKING                           227,575          5              519,886             12                 (56)
  ASSET MANAGEMENT AND PORTFOLIO
    SERVICE FEES                               431,920         10              418,771              9                   3
  OTHER                                        110,786          3               63,788              1                  74
                                            ----------     ------          -----------         ------              -------
  TOTAL REVENUES                             4,483,757        100            4,526,136            100                  (1)

  INTEREST EXPENSE                           2,391,028         53            1,768,139             39                  35
                                            ----------     ------          -----------         ------              -------

  NET REVENUES                               2,092,729         47            2,757,997             61                 (24)
                                            ----------     ------          -----------         ------              -------

NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS                  1,125,841         54            1,414,835             51                 (20)
  OCCUPANCY                                    108,220          5              116,302              4                  (7)
  COMMUNICATIONS AND EQUIPMENT RENTAL          109,823          5               99,757              4                  10
  DEPRECIATION AND AMORTIZATION                 87,054          4               91,680              3                  (5)
  ADVERTISING AND MARKET DEVELOPMENT            80,548          4              105,678              4                 (24)
  PROFESSIONAL FEES                             96,902          5               92,493              3                   5
  BROKERAGE, CLEARING, AND EXCHANGE FEES        80,867          4               71,044              3                  14
  OTHER                                        148,262          7              168,928              6                 (12)
                                            ----------     ------          -----------         ------              -------

  TOTAL NON-INTEREST EXPENSES                1,837,517         88            2,160,717             78                 (15)
                                            ----------     ------          -----------         ------              -------


EARNINGS BEFORE INCOME TAXES                   255,212         12              597,280             22                 (57)

INCOME TAX EXPENSE                              93,598          4              250,041              9                 (63)
                                            ----------     ------          -----------         ------              -------


NET EARNINGS                               $   161,614          8 %       $    347,239             13 %               (53)%
                                            ==========     ======          ===========         ======              =======


PREFERRED STOCK DIVIDENDS                  $     8,118                    $      1,436
                                            ==========                     ===========
NET EARNINGS APPLICABLE TO COMMON
 STOCKHOLDERS                              $   153,496                    $    345,803
                                            ==========                     ===========


EARNINGS PER COMMON SHARE (B):
  PRIMARY                                  $      0.76                    $       1.53
                                            ==========                     ===========

  FULLY DILUTED                            $      0.75                    $       1.53
                                            ==========                     ===========

AVERAGE SHARES (B):
  PRIMARY                                      203,157                         225,567
                                            ==========                     ===========

  FULLY DILUTED                                203,618                         225,567
                                            ==========                     ===========
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 (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL
         REVENUES. NON-INTEREST EXPENSES AND EARNINGS ARE PRESENTED AS A
         PERCENTAGE OF NET REVENUES.

 (B) - ALL SHARE AND PER SHARE AMOUNTS HAVE BEEN RESTATED FOR THE TWO-FOR-ONE COMMON STOCK SPLIT, EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND, PAID ON NOVEMBER 24, 1993.

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